Subsequent events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent events	Subsequent events
Long-term debt

On January 30, 2026, the Company announced the commencement of an offer to purchase for cash up to $150 million of its outstanding 2029 Notes, which resulted in the redemption on February 17, 2026 of 38.51% of the outstanding principal, for a total amount of $134,796 plus accrued and unpaid interest. Additionally, on March 4, 2026, the Company redeemed $400 plus accrued and unpaid interest upon settlement of the tender offer previously mentioned.

Dividend distribution
Additionally, on March 18, 2026, the Company approved a dividend distribution to all Class A and Class B shareholders of $0.28 per share to be paid in four installments, as follows: $0.07 per share in April 2, June 26, September 25 and December 29, 2026, respectively